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                                                                      Exhibit 24

                            DIRECTORS AND OFFICERS OF
                           GENOVESE DRUG STORES, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Genovese Drug Stores, Inc., a Delaware corporation (the "Company"), hereby (1) constitutes and appoints Leonard Genovese, Donald W. Gross, Jerome Stengel and Gene L. Wexler, collectively and individually, as his agent and attorney-in-fact with full power of substitution and resubstitution to
(a) sign and file on his behalf and in his name, place and stead in any and all capacities (i) a Registration Statement on Form S-8 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of an additional 800,000 shares of the Company's Class A Common Stock, par value $1.00 per share, for issuance under the Company's 1984 Employee Stock Option and Stock Appreciation Rights Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

            IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 17th day of June, 1996.


/s/ Leonard Genovese                      /s/ Frances Genovese Wangberg
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Leonard Genovese                          Frances Genovese Wangberg

/s/ Herbert J. Kett                       /s/ William J. McKenna
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Herbert J. Kett                           William J. McKenna

/s/ Allan Patrick                         /s/ Charles Hayward
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Allan Patrick                             Charles Hayward

/s/ Jerome Stengel                        /s/ Abraham Allen
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Jerome Stengel                            Abraham Allen

/s/ Thomas M. Cooney                      /s/ Thomas J. Moran
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Thomas M. Cooney                          Thomas J. Moran